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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22043

Invesco Dynamic Credit Opportunities Fund

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)

Colin Meadows 1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 2/28

Date of reporting period: 05/31/13

Item 1. Schedule of Investments.

Invesco Dynamic Credit Opportunities Fund
Quarterly Schedule of Portfolio Holdings
May 31, 2013

invesco.com/us	VK-CE-DCO-QTR-1 05/13	Invesco Advisers, Inc.

Schedule of Investments

May 31, 2013

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)*		Value

Variable Rate Senior Loan Interests–99.63%(a)(b)

Aerospace & Defense–2.23%

ARINC Inc., Second Lien Term Loan	6.20%	10/25/15		$704	$691,573
Aveos Fleet Performance Inc. (Canada),
Revolver Loan (c)	0.00%	06/28/13		402	401,477
Term Loan (c)	0.00%	06/28/13		103	104,969
AVIO S.p.A., (Italy) Term Loan (d)	—	12/13/16	EUR	3,000	3,944,090
Camp International Holding Co., First Lien Term Loan	5.25%	05/31/19		1,887	1,910,470
DAE Aviation Holdings, Inc.,
Term Loan B1 (Acquired 10/18/12; Cost $2,167,667)	6.25%	11/02/18		2,208	2,249,210
Term Loan B2 (Acquired 10/18/12; Cost $982,644)	6.25%	11/02/18		1,001	1,019,642
IAP Worldwide Services, Inc., Term Loan	10.00%	12/31/15		6,606	4,546,897
Landmark U.S. Holdings LLC,
Canadian Term Loan	5.75%	10/25/19		228	229,676
First Lien Term Loan	5.75%	10/25/19		2,687	2,710,179
LMI Aerospace, Inc., Term Loan	4.75%	12/28/18		556	561,189
PRV Aerospace LLC, Term Loan B	6.50%	05/09/18		2,563	2,581,799
Sequa Corp., Term Loan B	5.25%	06/19/17		623	630,808
TASC, Inc., Term Loan B	4.50%	12/18/15		552	554,143
					22,136,122

Air Transport–0.97%

Delta Air Lines, Inc.,
Revolver Loan (e)	0.00%	04/20/16		7,019	6,694,813
Revolver Loan (d)	—	10/18/17		1,032	949,692
US Airways Group Inc., Term Loan B1	4.25%	05/23/19		2,044	2,047,673
					9,692,178

Automotive–4.70%

Affinia Group Intermediate Holdings Inc., Term Loan B2	4.75%	04/25/20		1,553	1,562,771
August U.S. Holding Co., Inc.,
Lux Term Loan	5.00%	04/27/18		1,584	1,597,361
Term Loan B	5.00%	04/27/18		1,218	1,228,763
BBB Industries, LLC, Term Loan	5.50%	03/27/19		2,703	2,716,050
Federal-Mogul Corp.,
Term Loan B	2.14%	12/29/14		4,338	4,257,555
Term Loan C	2.14%	12/28/15		2,873	2,819,375
Hertz Corp.,
LOC	3.75%	03/09/18		849	837,977
Term Loan B	3.75%	03/11/18		255	257,302
Key Safety Systems, Inc., Term Loan B	4.75%	05/10/18		2,748	2,765,647
Metaldyne Co., LLC,
Term Loan B	5.00%	12/18/18		2,459	2,517,414
Term Loan E (Acquired 12/18/12; Cost $5,392,909)	6.50%	12/18/18	EUR	4,156	5,415,589
RAC Ltd., (United Kingdom) Term Loan C	5.63%	10/29/19	GBP	2,000	3,083,559
Schaeffler AG (Germany),
Term Loan C	4.25%	01/27/17		68	69,395
Term Loan C	4.75%	01/27/17	EUR	3,867	5,078,041
TI Group Automotive Systems, LLC, Term Loan B	5.50%	03/27/19		5,061	5,117,680
Tower International Inc., Term Loan	5.75%	04/23/20		3,666	3,714,979
Transtar Holding Co.,
First Lien Term Loan	5.50%	10/09/18		2,902	2,945,755
Second Lien Term Loan	9.75%	10/09/19		671	693,148
					46,678,361

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value

Beverage and Tobacco–0.80%

DS Waters Enterprises, L.P., First Lien Term Loan (Acquired 02/27/12-03/06/12; Cost $2,174,429)	10.50%	08/29/17		$2,209	$2,263,894
North American Breweries, Inc., Term Loan B	7.50%	12/11/18		2,927	2,941,928
Smart Balance, Inc., Term Loan	7.00%	07/02/18		2,699	2,741,344
					7,947,166

Building & Development–2.01%

Ahlsell Investco AB (Cidron), (Sweden) Term Loan B2	4.96%	06/28/19	EUR	333	436,742
Axia Acquisition Corp.,
PIK Second Lien Term Loan A (f)	11.00%	03/11/16		198	185,205
Revolver Loan (e)	0.00%	03/11/16		348	329,074
Second Lien Term Loan B	5.00%	03/12/16		324	306,062
Building Materials Holding Corp., PIK Second Lien Term Loan (f)	8.00%	01/05/15		2,945	2,900,998
Capital Automotive L.P.,
Second Lien Term Loan	6.00%	04/30/20		2,294	2,386,275
Term Loan B	4.00%	04/10/19		977	984,706
CPG International Inc., Term Loan	5.75%	09/18/19		559	564,355
Custom Building Products, Inc., Term Loan B	6.00%	12/12/19		3,232	3,272,105
HD Supply, Inc., Term Loan B	4.50%	10/12/17		942	951,821
Lake at Las Vegas Joint Venture, LLC,
PIK Exit Revolver Loan (Acquired 07/16/12; Cost $26,032) (e)(f)	0.00%	02/28/17		26	9,892
PIK Exit Revolver Loan (Acquired 07/15/10-01/29/13; Cost $624,087) (f)	5.04%	02/28/17		624	237,153
Nortek, Inc., Term Loan	5.25%	04/26/17		253	255,946
Realogy Corp.,
Extended Term Loan	4.50%	03/05/20		4,606	4,659,906
LOC	3.20%	10/10/13		684	679,689
Rhodes Homes, PIK Term Loan (Acquired 07/09/07; Cost $1,104,332) (f)	2.28%	03/31/16		269	244,624
WireCo WorldGroup, Inc., Term Loan	6.00%	02/15/17		1,611	1,624,760
					20,029,313

Business Equipment & Services–7.76%

Advantage Sales & Marketing, Inc., Second Lien Term Loan	8.25%	06/17/18		441	448,219
Asurion LLC, Term Loan B1	4.50%	05/24/19		6,351	6,397,904
Audio Visual Services Group, Inc., Term Loan (Acquired 11/13/12; Cost $2,760,585)	6.75%	11/09/18		2,812	2,861,190
Brock Holdings III, Inc., Term Loan B	6.01%	03/16/17		226	229,879
Connolly Holdings, Inc., First Lien Term Loan	6.50%	07/13/18		2,773	2,805,804
Crossmark Holdings, Inc.,
Second Lien Term Loan	8.75%	12/21/20		677	680,028
Term Loan	4.50%	12/20/19		1,460	1,463,939
Duff & Phelps Investment Management Co., Initial Term Loan	4.50%	04/23/20		727	735,163
DynCorp International LLC, Term Loan B	6.25%	07/07/16		691	696,648
Emdeon Business Services, LLC, Term Loan B2	3.75%	11/02/18		1,499	1,512,298
Expert Global Solutions, Inc., Term Loan B	8.50%	04/03/18		4,690	4,764,200
First Data Corp.,
Extended Term Loan B	4.20%	03/23/18		12,046	12,022,394
Term Loan	4.20%	03/24/17		4,270	4,267,671
Term Loan	4.20%	09/24/18		441	439,970
Genesys Telecom Holdings, U.S., Inc., Term Loan	4.75%	02/08/20	EUR	3,500	4,586,108
H&F Nugent 3 Ltd. (United Kingdom) Term Loan B	5.50%	08/02/19	GBP	750	1,155,503
ISS Holdings A/S, (Denmark) Term Loan B12	3.75%	04/30/18		1,399	1,411,760
Kronos Inc.,
First Lien Term Loan	4.50%	10/30/19		2,399	2,423,327
Second Lien Term Loan	9.75%	04/30/20		1,034	1,085,681
Lonestar Intermediate Super Holdings, LLC, Term Loan B	11.00%	09/02/19		6,018	6,474,402
Mitchell International, Inc., Second Lien Term Loan	5.56%	03/30/15		3,654	3,671,798
SourceHov LLC,
First Lien Term Loan	5.25%	04/30/18		717	726,964
Second Lien Term Loan	8.75%	04/30/19		288	294,756

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value

Business Equipment & Services–(continued)

Spin Holdco Inc., Term Loan B	4.25%	11/14/19		$2,878	$2,903,844
Sungard Data Systems, Inc.,
Term Loan C	3.95%	02/28/17		180	181,617
Term Loan D	4.50%	01/31/20		1,906	1,934,801
Term Loan E	4.00%	03/08/20		5,225	5,302,401
TNS, Inc.,
First Lien Term Loan	5.00%	02/14/20		1,513	1,535,188
Second Lien Term Loan	9.00%	08/14/20		135	135,751
Total Safety US Inc.,
First Lien Term Loan	5.75%	03/13/20		525	530,009
Second Lien Term Loan	9.25%	09/13/20		199	204,043
WASH Multifamily Laundry Systems, LLC, Term Loan	5.25%	02/21/19		1,101	1,108,977
West Corp., Revolver Loan (e)	0.00%	01/15/16		2,427	2,184,247
					77,176,484

Cable & Satellite Television–6.59%

Completel Europe N.V., (Netherlands) PIK Term Loan B (f)	3.61%	08/28/15	EUR	2,000	2,593,000
Harron Communications Corp., Term Loan B	5.00%	10/06/17		1,146	1,159,407
MCC Illinois, LLC, Term Loan E	4.50%	10/23/17		479	482,711
MCC Iowa LLC, Term Loan H	3.25%	01/29/21		3,810	3,821,757
Media Holdco, L.P., Term Loan B	7.25%	07/24/18		2,198	2,230,568
Omega I S.à r.l., (Germany) PIK Term Loan B (Acquired 02/15/12-05/21/13; Cost $13,883,108) (f)	4.61%	03/31/17	EUR	13,108	14,055,714
Seema S.à r.l., (Luxembourg) Term Loan F	4.71%	12/31/18	EUR	1,500	1,964,246
Telecommunications Management, LLC, First Lien Term Loan	5.00%	04/30/20		1,491	1,502,614
UPC Financing Partnership,
(Netherlands) Term Loan AG	3.87%	03/31/21	EUR	3,000	3,916,834
Term Loan AH	3.25%	06/30/21		2,433	2,437,216
WaveDivision Holdings, LLC, Term Loan B	4.00%	08/09/19		992	1,001,618
WideOpenWest Finance LLC, Term Loan B	4.75%	04/01/19		3,538	3,574,296
Yankee Cable Acquisition, LLC, Term Loan B	5.25%	03/01/20		4,046	4,100,346
YPSO Holding SA (France),
PIK Extended Term Loan C (f)	5.61%	12/29/17	EUR	687	905,578
PIK Extended Term Loan C (f)	5.61%	12/29/17	EUR	4,239	5,586,355
Ziggo N.V., (Netherlands) PIK Term Loan A (d)	—	01/23/15	EUR	13,000	16,220,874
					65,553,134

Chemicals & Plastics–5.25%

AI Chem & Cy S.C.A.,
Second Lien Term Loan	8.25%	04/03/20		379	390,873
Term Loan B1	4.50%	10/03/19		1,090	1,099,484
Term Loan B2	4.50%	10/03/19		565	570,469
Term Loan B3	4.75%	10/04/19	EUR	550	722,011
Arysta LifeScience Corp.,
First Lien Term Loan	4.50%	05/29/20		5,588	5,621,674
Second Lien Term Loan	8.25%	11/30/20		918	930,265
Ascend Performance Materials LLC, Term Loan B	6.75%	04/10/18		4,983	5,032,752
Aster Zweite Beteiligungs GmbH (Germany),
Extended Term Loan B5	6.53%	12/31/16		1,366	1,382,296
Extended Term Loan C7	6.53%	12/31/14		772	780,868
DuPont Performance Coatings, Inc., Term Loan B	4.75%	02/03/20		6,348	6,410,363
Emerald Performance Materials, LLC, Term Loan B (Acquired 05/15/12; Cost $1,612,529)	6.75%	05/18/18		1,626	1,638,233
Houghton International, Inc., Term Loan B	4.00%	12/20/19		1,559	1,564,412
Ineos Finance PLC, Term Loan	4.25%	05/04/18	EUR	5,192	6,776,374
INEOS Holdings Ltd., Term Loan	4.00%	05/04/18		11,130	11,147,421
Nusil Technology, LLC, Term Loan	5.25%	04/07/17		377	379,141

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value

Chemicals & Plastics–(continued)

TricorBraun, Inc., Term Loan B	4.00%	05/03/18		$2,698	$2,716,917
Univar Inc., Term Loan B	5.00%	06/30/17		5,081	5,055,791
					52,219,344

Clothing & Textiles–0.21%

Calceus Acquisition, Inc., Term Loan	5.75%	01/31/20		1,132	1,145,965
Wolverine World Wide, Inc., Term Loan B	4.00%	07/31/19		952	963,662
					2,109,627

Conglomerates–0.35%

RGIS Services, LLC, Term Loan C	5.50%	10/18/17		1,661	1,672,090
Walter Energy, Inc., Term Loan B	5.75%	04/02/18		1,750	1,762,399
					3,434,489

Containers & Glass Products–2.99%

Berlin Packaging LLC,
First Lien Term Loan	4.75%	04/02/19		2,378	2,408,960
Second Lien Term Loan	8.75%	04/02/20		865	882,328
Caraustar Industries, Inc., Term Loan	7.50%	05/01/19		956	969,883
Consolidated Container Co. LLC, Term Loan	5.00%	07/03/19		1,226	1,240,223
Exopack, LLC, Term Loan	5.00%	05/31/17		4,368	4,395,785
Hoffmaster Group, Inc., First Lien Term Loan	6.50%	01/03/18		1,794	1,802,710
Mivisa Envases S.A., (Spain) Term Loan C	6.00%	04/12/19	EUR	3,833	5,041,564
Pact Group Pty Ltd., Term Loan B	3.75%	05/29/20		4,064	4,089,750
Ranpak Corp.,
First Lien Term Loan	4.50%	04/23/19		524	530,224
Second Lien Term Loan	8.50%	04/23/20		589	603,248
Term Loan	4.75%	04/23/19	EUR	2,000	2,625,494
Reynolds Group Holdings Inc., Revolver Loan (e)	0.00%	11/05/14		5,104	5,101,025
					29,691,194

Cosmetics & Toiletries–0.81%

Bausch & Lomb, Inc., Term Loan	4.00%	05/17/19		6,833	6,864,617
Marietta Intermediate Holding Corp., PIK Term Loan B (Acquired 07/13/07-02/06/13; Cost $5,243,836) (f)	7.00%	02/19/15		1,215	1,172,388
					8,037,005

Drugs–0.58%

Harlan Laboratories, Inc., Term Loan B	3.74%	07/11/14		3,002	2,666,943
Medpace, Inc., Term Loan	5.50%	06/16/17		3,092	3,115,281
					5,782,224

Ecological Services & Equipment–1.22%

ServiceMaster Co. (The),
Extended Synthetic LOC	4.56%	01/31/17		2,101	2,103,556
Extended Term Loan	4.45%	01/31/17		700	700,687
Term Loan	4.25%	01/31/17		8,061	8,083,732
WCA Waste Systems, Inc., Term Loan	4.00%	03/23/18		1,191	1,199,187
					12,087,162

Electronics & Electrical–4.80%

Blackboard, Inc.,
Second Lien Term Loan	11.50%	04/04/19		3,145	3,218,634
Term Loan B2	6.25%	10/04/18		5,186	5,289,576
DEI Sales, Inc., Term Loan B	5.75%	07/13/17		1,651	1,654,229
Deltek, Inc., First Lien Term Loan	5.00%	10/10/18		1,978	2,005,258
DG FastChannel, Inc., Term Loan B	7.25%	07/26/18		3,219	3,178,952

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value

Electronics & Electrical–(continued)

Edwards Ltd., (Cayman Islands) Term Loan B	4.75%	03/26/20		$375	$379,068
Freescale Semiconductor, Inc., Term Loan B4	5.00%	02/28/20		11,202	11,287,937
Infor (US), Inc.,
Term Loan B2	5.34%	04/05/18		132	133,283
Term Loan B3	3.75%	06/03/20		192	192,575
ION Trading Technologies S.a.r.l., (Luxembourg) First Lien Term Loan	4.50%	05/22/20		1,848	1,867,703
Mirion Technologies, Inc., Term Loan	5.75%	03/30/18		3,099	3,126,520
RP Crown Parent, LLC,
First Lien Term Loan	6.75%	12/21/18		4,198	4,268,908
Second Lien Term Loan	11.25%	12/20/19		707	751,706
Ship Luxco 3 S.a.r.l., (Luxembourg) Term Loan C	5.75%	08/06/19	GBP	3,500	5,380,302
Ship US Bidco, Inc., (Luxembourg) Term Loan C (d)	—	08/06/19		1,000	1,012,750
SkillSoft Corp., Term Loan B	5.00%	05/26/17		1,228	1,244,018
SS&C Technologies Inc.,
Term Loan B-1	5.00%	06/07/19		2,460	2,481,947
Term Loan B-2	5.00%	06/07/19		255	256,753
					47,730,119

Equipment Leasing–0.01%

Flying Fortress Inc., Term Loan	3.50%	06/30/17		89	89,875

Financial Intermediaries–3.11%

Geo Group, Inc. (The), Term Loan B	3.25%	03/31/20		515	519,050
Intertrust Group Holding S.A. (Netherlands),
Term Loan B	4.61%	02/04/20	EUR	1,833	2,402,533
Term Loan B (Acquired 02/07/13; Cost $1,070,795)	4.70%	02/04/20		1,071	1,078,157
iPayment, Inc., Term Loan B	5.75%	05/08/17		1,612	1,601,650
LPL Holdings, Inc., Term Loan B	3.25%	03/29/19		1,195	1,197,779
Moneygram International, Inc., Term Loan B	4.25%	03/27/20		4,410	4,435,550
Nuveen Investments, Inc., First Lien Term Loan	4.19%	05/13/17		13,638	13,721,962
RJO Holdings Corp.,
FCM Term Loan (Acquired 12/10/10; Cost $35,981)	6.20%	12/10/15		74	58,829
Term Loan B	6.95%	12/10/15		3,428	2,759,919
Transfirst Holdings, Inc.,
First Lien Term Loan	6.25%	12/27/17		1,831	1,844,466
Second Lien Term Loan	11.00%	06/27/18		1,267	1,297,378
					30,917,273

Food & Drug Retailers–1.81%

AB Acquisitions UK Topco 2 Ltd., (United Kingdom) Extended Term Loan B4	3.99%	07/10/17	GBP	5,000	7,588,600
Rite Aid Corp.,
Second Lien Term Loan	5.75%	08/21/20		1,590	1,649,915
Term Loan 6	4.00%	02/21/20		852	859,255
Roundy’s Supermarkets, Inc., Term Loan B	5.75%	02/13/19		2,521	2,477,198
Sprouts Farmers Markets Holdings, LLC, Term Loan	4.50%	04/23/20		2,095	2,105,187
Supervalu Inc., Refi Term Loan B	5.00%	03/21/19		3,355	3,349,944
					18,030,099

Food Products–2.49%

AdvancePierre Foods, Inc.,
Second Lien Term Loan	9.50%	10/10/17		671	690,423
Term Loan	5.75%	07/10/17		6,052	6,103,804
Candy Intermediate Holdings, Inc., Term Loan	7.51%	06/18/18		2,801	2,824,051
Dole Food Company Inc., Term Loan	3.75%	04/01/20		1,698	1,705,498
Foodvest Ltd. (United Kingdom),
Term Loan B1	5.58%	09/23/15	EUR	379	455,866
Term Loan C2	6.33%	09/23/16	EUR	2,289	2,768,649

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value

Food Products–(continued)

Hostess Brands, Inc., Term Loan	6.75%	04/09/20		$923	$950,622
Iglo Foods Midco Ltd., (United Kingdom) Term Loan I	5.11%	01/31/18	EUR	2,000	2,637,569
Pinnacle Foods Finance LLC, Term Loan G	3.25%	04/29/20		3,284	3,292,694
Selecta Group B.V., (Netherlands) Facility Term Loan B4	2.72%	06/28/15	EUR	2,750	3,288,366
					24,717,542

Food Service–2.48%

Focus Brands, Inc., Refinancing Term Loan	4.26%	02/21/18		2,020	2,037,739
Holding Bercy Investissement, (France) Term Loan I	5.04%	03/31/19	EUR	4,000	5,215,895
Restaurant Holding Co., LLC, Term Loan B (Acquired 02/28/12-01/15/13; Cost $1,398,132)	9.00%	02/17/17		1,392	1,412,571
Seminole Hard Rock Entertainment, Inc., Term Loan B	3.50%	05/15/20		956	960,724
Weight Watchers International, Inc., Term Loan B2	3.75%	04/02/20		14,990	15,024,566
					24,651,495

Forest Products–0.10%

Xerium Technologies, Inc., Term Loan	7.25%	05/17/19		1,003	1,014,351

Healthcare–7.98%

Apria Healthcare Group Inc., Term Loan	6.75%	04/05/20		8,379	8,455,686
ATI Holdings, Inc., Term Loan	5.75%	12/20/19		1,122	1,140,632
Biomet Inc., Extended Term Loan B	3.97%	07/25/17		1,687	1,701,061
BSN Medical Acquisition Holding GmbH, (Luxembourg) Term Loan B2A	5.25%	08/28/19	EUR	1,250	1,654,394
CareStream Health, Inc., Term Loan B	5.00%	02/25/17		3,666	3,678,473
DJO Finance LLC, Term Loan B3	4.75%	09/15/17		5,935	6,029,636
Drumm Investors, LLC, Term Loan	5.00%	05/04/18		4,672	4,519,944
Genoa Healthcare Group, LLC, PIK Second Lien Term Loan (f)	14.00%	02/10/15		1,003	862,840
HCA, Inc.,
Extended Term Loan B4	2.94%	05/01/18		741	745,239
Term Loan B5	3.03%	03/31/17		2,796	2,809,510
Kindred Healthcare, Inc., Term Loan B	4.25%	06/01/18		5,161	5,186,695
Kinetic Concepts, Inc.,
Term Loan C1	5.50%	05/04/18		9,217	9,361,416
Term Loan C1	5.75%	05/04/18	EUR	4,938	6,481,812
Lagrummet December NR 16 AB, (Sweden) Mezzanine	3.38%	03/30/17	EUR	3,000	3,962,611
Surgical Care Affiliates, Inc.,
Extended Revolver Loan (e)	0.00%	06/30/16		6,250	5,875,000
Extended Term Loan	4.28%	12/29/17		3,478	3,495,073
TriZetto Group, Inc.,
Second Lien Term Loan D	8.50%	03/28/19		2,510	2,535,306
Term Loan B	4.75%	05/02/18		1,985	1,994,773
Vitalia Holdco S.a.r.l. (Switzerland),
Revolver Loan (e)	0.00%	07/25/17	EUR	1,000	1,273,657
Revolver Loan	4.62%	07/25/17	EUR	1,000	1,273,657
Second Lien Term Loan	9.61%	01/28/19	EUR	1,500	1,917,134
Term Loan B	5.13%	07/27/18	EUR	2,000	2,568,630
Western Dental Services, Inc., Term Loan B	8.25%	11/01/18		1,782	1,801,950
					79,325,129

Home Furnishings–0.26%

Serta Simmons Holdings, LLC, Term Loan	5.00%	10/01/19		1,351	1,362,736
Springs Windows Fashions, LLC, Term Loan B	6.00%	05/31/17		1,170	1,177,868
					2,540,604

Industrial Equipment–2.41%

Alliance Laundry Systems LLC, Second Lien Term Loan	9.50%	12/10/19		629	644,955
Apex Tool Group, LLC, Term Loan B	4.50%	02/01/20		621	626,730
Doncasters US Finance LLC, Term Loan C	6.00%	04/09/20	GBP	4,667	7,134,844

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value

Industrial Equipment–(continued)

Generac Power Systems, Inc., Term Loan B	3.50%	05/31/20		$1,573	$1,576,814
Grede LLC, Term Loan B	4.50%	05/02/18		3,854	3,880,099
Milacron LLC, Term Loan	4.25%	03/28/20		1,523	1,538,115
Tomkins Air Distributions, First Lien Term Loan	5.00%	11/09/18		1,665	1,685,471
Unifrax Corp.,
Term Loan	4.25%	11/28/18		405	408,659
Term Loan	5.25%	11/28/18	EUR	2,524	3,307,069
WESCO Distribution, Inc., Term Loan B	4.50%	12/12/19		3,126	3,153,786
					23,956,542

Insurance–0.58%

Compass Investors Inc., Term Loan	5.25%	12/27/19		1,106	1,117,429
Cooper Gay Swett & Crawford Ltd.,
First Lien Term Loan	5.00%	04/16/20		1,766	1,792,087
Second Lien Term Loan	8.25%	10/16/20		1,177	1,200,610
Sedgwick CMS Holdings, Inc., Second Lien Term Loan	9.00%	05/30/17		1,600	1,624,000
					5,734,126

Leisure Goods, Activities & Movies–3.24%

24 Hour Fitness Worldwide, Inc., Term Loan	5.25%	04/22/16		3,743	3,794,472
Alpha Topco Ltd., (United Kingdom) Extended Term Loan B2	6.00%	04/30/19		4,763	4,833,087
AMC Entertainment, Inc., Term Loan	3.50%	04/30/20		2,396	2,408,789
AMF Bowling Worldwide, Inc.,
DIP Delayed Draw Term Loan (Acquired 12/14/12; Cost $60,000) (e)	0.00%	06/28/13		60	59,700
DIP Delayed Draw Term Loan (Acquired 12/14/12; Cost $140,000)	7.58%	06/28/13		140	139,300
Equinox Holdings, Inc., First Lien Term Loan	4.50%	01/31/20		2,680	2,706,749
Fender Musical Instruments Corp., Term Loan B	5.75%	04/03/19		536	537,154
IMG Worldwide, Inc., Term Loan B	5.50%	06/16/16		546	551,106
Kasima, LLC, Term Loan B	3.25%	05/14/21		3,048	3,067,328
Otter Products, LLC, Term Loan B	5.25%	04/29/19		1,016	1,022,122
SeaWorld Parks & Entertainment, Inc., Term Loan B2	3.00%	05/14/20		764	764,677
Vue Entertainment Investment Ltd. (United Kingdom),
Term Loan B	5.50%	12/21/17	GBP	2,375	3,631,126
Term Loan B3	5.11%	12/21/17	EUR	1,501	1,956,384
Term Loan C	6.00%	12/21/18	GBP	1,167	1,786,793
WMG Acquisition Corp.,
Delayed Draw Term Loan 1 (d)	—	07/01/20		471	469,755
Delayed Draw Term Loan 2 (d)	—	07/01/20		73	72,779
Zuffa LLC, Term Loan B	4.50%	02/25/20		4,406	4,433,251
					32,234,572

Lodging & Casinos–3.28%

Boyd Gaming Corp.,
Class A Revolver Loan (e)	0.00%	12/17/15		737	724,695
Class A Revolver Loan	2.54%	12/17/15		1,343	1,321,502
Caesars Entertainment Operating Co.,
Extended Term Loan B5	4.44%	01/26/18		21	18,585
Extended Term Loan B6	5.44%	01/26/18		15,400	13,805,739
Incremental Term Loan B4	9.50%	10/31/16		484	486,471
Cannery Casino Resorts, LLC,
Second Lien Term Loan	10.00%	10/02/19		659	649,526
Term Loan B	6.00%	10/02/18		3,542	3,599,118
Centaur Acquisition, LLC, First Lien Term Loan	5.25%	02/20/19		2,238	2,264,270
Golden Nugget, Inc.,
PIK Delayed Draw Term Loan (f)	3.20%	06/30/14		230	223,883
PIK Term Loan B (f)	3.20%	06/30/14		400	388,742
MGM Resorts International, Term Loan B	3.50%	12/20/19		2,957	2,969,734

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*	Value

Lodging & Casinos–(continued)

Peninsula Gaming LLC, Term Loan	4.25%	11/20/17	$217	$219,102
Tropicana Entertainment Inc., Term Loan B	7.50%	03/16/18	2,705	2,734,225
Twin River Management Group, Inc., Term Loan B	6.50%	11/09/18	3,158	3,204,950
				32,610,542

Nonferrous Metals & Minerals–1.03%

Alpha Natural Resources, LLC, Term Loan B	3.50%	05/22/20	3,048	3,042,561
Arch Coal, Inc., Term Loan B	5.75%	05/16/18	4,151	4,199,130
Noranda Aluminum Acquisition Corp., Term Loan B	5.75%	02/28/19	2,964	2,979,017
				10,220,708

Oil & Gas–4.00%

Buffalo Gulf Coast Terminals LLC, Term Loan (Acquired 10/31/11-10/23/12; Cost $6,284,443)	5.25%	10/31/17	6,268	6,393,118
Chesapeake Energy Corp., Term Loan	5.75%	12/01/17	5,091	5,235,645
CITGO Petroleum Corp., Term Loan B	8.00%	06/24/15	560	565,135
Crestwood Holdings LLC, Term Loan B	9.75%	03/26/18	2,681	2,717,614
EMG Utica, LLC, Term Loan	4.75%	03/27/20	1,351	1,361,403
NGPL PipeCo LLC, Term Loan B	6.75%	09/15/17	5,125	5,184,961
Obsidian Natural Gas Trust, (United Kingdom) Term Loan (Acquired 12/09/10-05/05/11; Cost $1,105,637)	7.00%	11/02/15	1,091	1,101,407
Ruby Western Pipeline Holdings, LLC, Term Loan B	3.50%	03/27/20	249	250,728
Samson Investment Co., Second Lien Term Loan	6.00%	09/25/18	3,799	3,833,035
Saxon Enterprises, LLC, Term Loan B	5.50%	02/15/19	2,869	2,907,465
Tallgrass Operations, LLC, Term Loan	5.25%	11/13/18	2,198	2,220,101
Tervita Corp., (Canada) Term Loan	6.25%	05/15/18	3,035	3,076,295
Utex Industries Inc.,
First Lien Term Loan	4.75%	04/10/20	1,177	1,186,874
Second Lien Term Loan	8.75%	04/10/21	353	359,007
Willbros United States Holdings, Inc., Term Loan B	9.50%	06/30/14	3,401	3,413,171
				39,805,959

Publishing–4.26%

Affiliated Media, Inc., Term Loan	8.50%	03/19/14	369	370,394
Cenveo Corp., Term Loan	6.25%	02/13/17	5,312	5,380,556
EMI Music Publishing Ltd., Term Loan B	4.25%	06/29/18	780	787,618
Getty Images, Inc.,
Revolver Loan (d)	—	10/18/17	1,200	1,113,031
Term Loan B	4.75%	10/18/19	10,499	10,581,282
Harland Clarke Holdings Corp., Extended Term Loan B2	5.44%	06/30/17	278	274,568
John Henry Holdings, Inc., Term Loan B	6.00%	12/06/18	2,302	2,356,941
Knowledgepoint360 Group, LLC,
First Lien Term Loan (Acquired 01/17/08; Cost $895,283)	3.46%	04/14/14	901	788,412
Second Lien Term Loan (Acquired 10/01/07-01/17/08; Cost $1,973,430)	7.27%	04/13/15	2,000	1,450,000
MediMedia USA, Inc., Term Loan	8.00%	11/20/18	3,576	3,553,545
Merrill Communications, LLC, First Lien Term Loan	7.25%	03/08/18	5,603	5,658,880
Newsday LLC, Term Loan	3.69%	10/12/16	2,289	2,291,618
ProQuest LLC, Term Loan B	6.00%	04/13/18	2,422	2,441,796
Southern Graphics, Inc., Term Loan	5.00%	10/17/19	3,032	3,066,095
Tribune Co., Term Loan B	4.00%	12/31/19	1,003	1,015,943
Yell Group PLC, Term Loan B1 (c)	0.00%	07/31/14	5,235	1,233,577
				42,364,256

Radio & Television–6.12%

Barrington Broadcasting Group LLC, Term Loan B	7.50%	06/14/17	363	365,413
Clear Channel Communications, Inc.,
Term Loan B	3.84%	01/29/16	6,513	6,068,237
Term Loan D	6.94%	01/30/19	19,357	18,033,924

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value

Radio & Television–(continued)

Granite Broadcasting Corp., Term Loan B	8.50%	05/23/18		$2,376	$2,403,203
Gray Television, Inc., Term Loan B	4.75%	10/12/19		2,207	2,241,117
Lavena Holding 4 GmbH (Holdco) (Germany),
Revolver Loan	2.01%	03/06/15	EUR	5,104	6,480,757
Revolver Loan (e)	0.00%	03/06/15	EUR	1,146	1,454,864
Mission Broadcasting, Inc., Term Loan B	4.25%	12/03/19		177	180,142
Multicultural Radio Broadcasting, Inc., Term Loan	7.00%	06/05/17		643	645,892
NEP/NCP Holdco, Inc., Second Lien Term Loan	9.50%	07/22/20		155	161,254
Nexstar Broadcasting, Inc., Term Loan	4.25%	12/03/19		418	426,105
Raycom TV Broadcasting, Inc., Term Loan B	4.25%	05/31/17		3,056	3,070,977
Tyrol Acquisitions (France),
Revolver Loan (e)	0.00%	01/31/14	EUR	1,800	2,123,141
Revolver Loan	3.12%	01/31/14	EUR	202	238,395
Facility D	3.12%	01/29/16	EUR	3,000	3,594,620
Second Lien Term Loan	3.36%	07/29/16	EUR	2,193	2,569,772
Term Loan C	2.36%	01/29/16	EUR	1,500	1,841,781
Univision Communications Inc.,
Extended Term Loan	4.50%	03/02/20		6,223	6,220,105
Term Loan C3	4.00%	03/02/20		2,782	2,766,816
					60,886,515

Retailers (except Food & Drug)–3.70%

Academy, Ltd., Term Loan	4.50%	08/03/18		646	653,242
CDW LLC, Term Loan	3.50%	04/29/20		5,733	5,724,098
Collective Brands, Inc., Term Loan	7.25%	10/09/19		3,166	3,209,172
David’s Bridal, Inc., Revolver Loan (e)	0.00%	10/11/17		1,848	1,737,860
Guitar Center Inc., Extended Term Loan	5.54%	04/10/17		4,929	4,930,651
JC Penney Corp Inc., First Lien Term Loan	6.00%	05/21/18		4,789	4,865,118
KKR My Best Friend UK Holdco Ltd., (United Kingdom) Term Loan D	5.49%	03/29/19	GBP	938	1,439,571
National Vision, Inc., Term Loan B	7.00%	08/02/18		1,758	1,793,113
OSP Group, Inc., Term Loan	5.50%	02/05/20		2,108	2,129,167
Pep Boys - Manny, Moe & Jack (The), Term Loan B (Acquired 09/27/12; Cost $397,562)	5.00%	10/11/18		400	405,763
Savers Inc., Term Loan	5.00%	07/09/19		4,898	4,937,540
Toys ‘R’ Us-Delaware, Inc.,
Term Loan	6.00%	09/01/16		1,152	1,157,601
Term Loan B3	5.25%	05/25/18		642	639,208
Wilton Brands LLC, Term Loan	7.50%	08/30/18		3,139	3,172,136
					36,794,240

Steel–0.59%

Ameriforge Group, Inc.,
First Lien Term Loan	5.00%	12/19/19		1,698	1,722,013
Second Lien Term Loan	8.75%	12/18/20		504	517,962
JFB Firth Rixson Inc., Term Loan	4.25%	06/30/17		860	868,442
Tube City IMS Corp., Term Loan	4.75%	03/20/19		1,339	1,358,651
Waupaca Foundry, Inc., Term Loan	4.50%	06/29/17		1,373	1,379,215
					5,846,283

Surface Transport–0.97%

American Petroleum Tankers LLC, Term Loan B	4.75%	10/02/19		1,466	1,488,294
JHCI Acquisition, Inc., First Lien Term Loan	2.71%	06/19/14		3,417	3,394,194
Lineage Logistics Holdings, LLC, Term Loan	4.50%	04/26/19		229	230,206
U.S. Shipping Corp., Term Loan	9.00%	04/30/18		4,549	4,562,352
					9,675,046

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value

Telecommunications–6.83%

Avaya, Inc.,
Term Loan B3	4.77%	10/26/17		$12,103	$10,903,823
Term Loan B5	8.00%	03/30/18		6,183	5,932,833
Cellular South, Inc., Term Loan	3.25%	05/22/20		2,032	2,042,335
Consolidated Communications, Inc., Term Loan B3	5.25%	12/31/18		2,888	2,923,668
Cricket Communications, Inc.,
Term Loan	4.75%	10/10/19		1,397	1,406,385
Term Loan C	4.75%	03/09/20		3,642	3,673,683
Fairpoint Communications, Inc., Term Loan	7.50%	02/14/19		5,932	5,884,657
Fibernet (Netherlands),
Term Loan B (Acquired 08/29/07; Cost $1,332,717) (c)(g)	0.00%	12/20/14	EUR	980	0
Term Loan C (Acquired 08/29/07; Cost $1,331,557) (c)(g)	0.00%	12/20/15	EUR	980	0
Global Tel*Link Corp., First Lien Term Loan	5.00%	05/22/20		3,024	3,036,761
Level 3 Communications, Inc., Term Loan	4.75%	08/01/19		11,693	11,815,913
Light Tower Fiber LLC,
First Lien Term Loan	4.50%	04/13/20		1,943	1,963,322
Second Lien Term Loan	8.00%	04/12/21		118	120,355
NTELOS Inc., Term Loan B	5.75%	11/08/19		5,376	5,323,056
Securus Technologies Holdings, Inc., Term Loan	4.75%	04/30/20		224	225,047
Syniverse Holdings, Inc., Delayed Draw Term Loan	4.00%	04/23/19		4,423	4,450,248
U.S. TelePacific Corp., Term Loan B	5.75%	02/23/17		3,010	3,014,963
Wind Telecomunicazioni S.p.A., (Italy) Term Loan B1	4.36%	11/27/17	EUR	4,000	5,157,224
					67,874,273

Utilities–3.11%

Calpine Corp.,
Term Loan B1	3.00%	05/04/20		4,667	4,649,243
Term Loan B2	3.25%	01/31/22		2,333	2,334,282
Term Loan B3	4.00%	10/09/19		1,670	1,688,387
Dynegy Holdings Inc., Term Loan B2	4.00%	04/23/20		1,611	1,620,381
La Frontera Generation, LLC, Term Loan	4.50%	09/30/20		543	548,873
LSP Madison Funding LLC, Term Loan	5.50%	06/28/19		1,469	1,485,838
NSG Holdings LLC, Term Loan	4.75%	12/11/19		723	734,240
Texas Competitive Electric Holdings Co., LLC,
Extended Term Loan	4.72%	10/10/17		9,193	6,674,896
Term Loan	3.72%	10/10/14		14,367	11,161,394
					30,897,534
Total Variable Rate Senior Loan Interests					990,490,886

Notes–23.94%

Air Transport–0.66%

Air Lease Corp.	7.38%	01/30/19		5,112	5,852,803
Continental Airlines, Inc. (h)	6.75%	09/15/15		650	682,500
					6,535,303

Automotive–0.75%
Goodyear Tire & Rubber Co. (The)	6.50%	03/01/21		1,517	1,604,228
Schaeffler Finance B.V. (Netherlands) (h)	8.50%	02/15/19		754	859,560
Schaeffler Finance B.V. (Netherlands) (h)	8.75%	02/15/19	EUR	2,800	4,158,627
Schaeffler Finance B.V. (Netherlands) (h)	4.75%	05/15/21		824	821,003
					7,443,418

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value

Business Equipment & Services–0.78%

First Data Corp. (h)	6.75%	11/01/20		$4,216	$4,432,070
Trionista Topco GmbH (Germany) (h)	5.00%	04/30/20	EUR	1,000	1,328,994
Trionista Topco GmbH (Germany) (h)	6.88%	04/30/21	EUR	1,500	1,988,617
					7,749,681

Cable & Satellite Television–3.75%

Charter Communications Operating LLC	7.00%	01/15/19		$—	459
Lynx I Corp. (h)	6.00%	04/15/21	GBP	3,000	4,807,758
Lynx I Corp. (h)	7.00%	04/15/23	GBP	3,000	4,844,315
Telenet BidCo N.V. (Belgium) (h)	6.38%	11/15/20	EUR	3,800	5,284,782
Telenet BidCo N.V. (Belgium) (h)	6.75%	08/15/24	EUR	2,250	3,132,071
UnityMedia Hessen GmbH (Germany) (h)	5.13%	01/21/23	EUR	3,625	4,723,371
UPC Broadband Holdings, B.V. (Netherlands) (h)	8.38%	08/15/20	EUR	4,000	5,750,612
UPC Broadband Holdings, B.V. (Netherlands) (h)	7.25%	11/15/21		2,941	3,308,625
UPC Broadband Holdings, B.V. (Netherlands) (h)	6.88%	01/15/22		236	257,765
UPC Broadband Holdings, B.V. (Netherlands) (h)	6.75%	03/15/23	EUR	1,500	2,027,609
YPSO Holding S.A. (France) (h)	8.75%	02/15/19	EUR	2,230	3,152,055
					37,289,422

Chemicals & Plastics–1.73%

DuPont Performance Coatings, Inc. (h)	5.75%	02/01/21	EUR	4,300	5,840,425
Hexion Specialty Chemicals, Inc. (h)	6.63%	04/15/20		6,294	6,561,495
Ineos Holdings Ltd. (h)	6.50%	08/15/18	EUR	2,500	3,176,263
Ineos Holdings Ltd. (h)	8.38%	02/15/19		328	368,180
Ineos Holdings Ltd. (h)	7.50%	05/01/20		211	232,627
Ineos Holdings Ltd. (h)	6.13%	08/15/18		200	199,500
Taminco Global Chemical Corp. (h)	9.75%	03/31/20		761	867,540
					17,246,030

Containers & Glass Products–2.21%

Ardagh Glass Finance (Ireland) (h)	8.75%	02/01/20	EUR	4,000	5,536,933
Ardagh Glass Finance (Ireland) (h)	8.75%	02/01/20	EUR	1,000	1,384,233
Ardagh Glass Finance (Ireland) (h)	7.00%	11/15/20		1,008	1,053,360
Reynolds Group Holdings Inc.	7.88%	08/15/19		936	1,029,600
Reynolds Group Holdings Inc.	9.88%	08/15/19		4,453	4,876,035
Reynolds Group Holdings Inc.	6.88%	02/15/21		1,043	1,123,833
Reynolds Group Holdings Inc.	5.75%	10/15/20		6,834	7,004,850
					22,008,844

Cosmetics & Toiletries–0.41%

Ontex IV S.A. (Netherlands) (h)	7.50%	04/15/18	EUR	3,000	4,113,707

Electronics & Electrical–0.04%

Hellermanntyton Beta S.a r.l. (Luxembourg) (h)(i)	5.33%	12/15/17	EUR	300	399,673

Financial Intermediaries–0.33%

TMF Group Holding B.V. (Netherlands) (h)(i)	5.58%	12/01/18	EUR	2,450	3,240,113

Food Products–0.05%

Chiquita Brands LLC (h)	7.88%	02/01/21		451	486,516

Forest Products–0.28%

Verso Paper Holding LLC (h)	11.75%	01/15/19		2,632	2,803,080

Healthcare–2.33%

Accellent Inc.	8.38%	02/01/17		3,107	3,308,955
Accellent Inc.	10.00%	11/01/17		2,706	2,563,935
Biomet Inc. (h)	6.50%	08/01/20		652	689,490
DJO Finance LLC	8.75%	03/15/18		1,861	2,065,710

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value

Healthcare–(continued)

Kindred Healthcare, Inc.	8.25%	06/01/19		$1,094	$1,154,170
Kinetic Concepts, Inc.,	10.50%	11/01/18		1,119	1,230,900
Labco SAS (France) (h)	8.50%	01/15/18	EUR	2,000	2,774,965
Medi Parternaires (France) (h)	7.00%	05/15/20	EUR	1,800	2,313,229
Voyage Care Bondco PLC (United Kingdom) (h)	6.50%	08/01/18	GBP	4,500	7,059,508
					23,160,862

Home Furnishings–0.41%

Sanitec Ltd. OYJ (Finland)	4.95%	05/15/18	EUR	1,667	2,172,316
Targus Group International, Inc. PIK (Acquired 12/16/09-12/14/11; Cost $5,224,758) (f)(h)(j)	10.00%	06/14/19		1,866	1,865,968
					4,038,284

Leisure Goods, Activities & Movies–0.94%

Corleone Capital Ltd. (United Kingdom) (h)	9.00%	08/01/18	GBP	5,656	9,313,444

Lodging & Casinos–0.07%

Chester Downs & Marina LLC (h)	9.25%	01/15/20		750	735,000

Nonferrous Metals & Minerals–0.36%

TiZir Ltd. (United Kingdom)	9.00%	09/28/17		3,500	3,596,250

Oil & Gas–1.19%

NGPL PipeCo LLC (h)	9.63%	06/01/19		1,059	1,186,080
Pacific Drilling S.A. (Luxembourg) (h)	5.38%	06/01/20		2,473	2,460,098
Seadrill Ltd. (Bermuda)	6.50%	10/05/15		5,500	5,802,500
Tervita Corp. (Canada) (h)	8.00%	11/15/18		2,098	2,218,215
Western Refining, Inc.	6.25%	04/01/21		187	194,480
					11,861,373

Publishing–0.39%

Merrill Communications, LLC	10.00%	03/08/23		4,548	3,888,425

Radio & Television–0.98%

Clear Channel Communications, Inc. (h)	9.00%	12/15/19		2,957	3,001,355
Univision Communications, Inc. (h)	6.75%	09/15/22		6,286	6,757,450
					9,758,805

Retailers (except Food & Drug)–1.29%

Claire’s Stores, Inc. (h)	9.00%	03/15/19		1,507	1,706,677
New Look BondCo I Plc (United Kingdom) (h)	6.25%	05/14/18	EUR	2,667	3,431,768
New Look BondCo I Plc (United Kingdom) (h)	8.75%	05/14/18	GBP	2,667	3,890,147
Salsa Retail Holding Debtco 1 S.a r.l., (Germany) (h)	9.88%	04/15/19	EUR	3,000	3,743,279
					12,771,871

Surface Transport–1.59%

Avis Budget Car Rental, LLC (h)	6.00%	03/01/21	EUR	3,250	4,372,032
Nobina Europe AB (Sweden) (h)	11.00%	10/31/17	SEK	82,933	11,394,448
					15,766,480

Telecommunications–2.42%

Goodman Networks, Inc. (h)	12.13%	07/01/18		3,960	4,415,400
Goodman Networks, Inc.	13.13%	07/01/18		563	609,447
Matterhorn Mobile S.A. (Luxembourg) (h)	7.75%	02/15/20	EUR	1,500	1,988,617
Matterhorn Mobile S.A. (Luxembourg) (h)	8.25%	02/15/20	EUR	4,000	5,601,921
Wind Telecomunicazioni S.p.A. (Italy) (h)	7.38%	02/15/18	EUR	2,250	3,085,280
Wind Telecomunicazioni S.p.A. (Italy) (h)	7.38%	02/15/18	EUR	2,000	2,742,472
Wind Telecomunicazioni S.p.A. (Italy) (h)	5.25%	04/30/19	EUR	2,000	2,651,489
Windstream Corp.	7.50%	06/01/22		2,709	2,885,085

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*	Value

Telecommunications–(continued)

Windstream Corp. (h)	6.38%	08/01/23	$20	$19,900

				23,999,611

Utilities–0.98%

Calpine Corp. (h)	7.88%	01/15/23	—	163
Calpine Corp. (h)	7.50%	02/15/21	980	1,068,689
NRG Energy Inc.	7.63%	05/15/19	2,821	3,018,470
NRG Energy Inc. (h)	6.63%	03/15/23	1,103	1,185,725
Viridian Group FundCo II (Ireland) (h)	11.13%	04/01/17	4,222	4,498,331
				9,771,378
Total Notes				237,977,570

Structured Products–6.28%

Apidos Cinco CDO Ltd. (Cayman Islands) (h)(i)	4.53%	05/14/20	930	892,881
Apidos CLO II (Cayman Islands) (h)(i)	5.03%	12/21/18	781	779,219
Apidos IX CDO Ltd. (Cayman Islands) (h)(i)	6.78%	07/15/23	2,660	2,682,918
Apidos Quattro CDO Ltd. (Cayman Islands) (h)(i)	3.88%	01/20/19	631	590,458
Apidos X CDO Ltd. (Cayman Islands) (h)(i)	6.53%	10/30/22	3,499	3,512,688
Apidos XI CDO Ltd. (Cayman Islands) (h)(i)	5.74%	01/17/23	4,830	4,694,431
Ares XI CLO Ltd. (h)(i)	3.28%	10/11/21	792	780,744
Atrium IV CDO Corp. (h)	9.18%	06/08/19	328	341,032
Centurion CDO 15 Ltd. (h)(i)	2.53%	03/11/21	2,750	2,629,539
Columbus Nova CLO Ltd. (i)	3.87%	05/16/19	1,367	1,257,517
Columbus Nova CLO Ltd. (h)(i)	3.87%	05/16/19	1,747	1,607,083
Flagship CLO VI Corp. (h)(i)	5.02%	06/10/21	922	883,121
Flagship CLO VI Corp. (i)	5.02%	06/10/21	3,085	2,953,538
Four Corners CLO II, Ltd. (h)(i)	2.15%	01/26/20	209	201,517
Four Corners CLO II, Ltd. (h)(i)	2.13%	01/26/20	70	67,494
Gramercy Park CLO Ltd. (h)(i)	5.78%	07/17/23	3,708	3,739,887
Halcyon Loan Investors CLO II, Ltd. (Cayman Islands) (h)(i)	3.88%	04/24/21	2,121	1,961,486
ING Investment Management CLO III, Ltd. (h)(i)	3.78%	12/13/20	1,842	1,710,718
ING Investment Management CLO III, Ltd. (h)(i)	6.13%	10/15/22	1,261	1,272,386
ING Investment Management CLO IV, Ltd. (Cayman Islands) (h)(i)	4.53%	06/14/22	395	369,598
ING Investment Management CLO IV, Ltd. (h)(i)	6.03%	10/15/23	4,765	4,807,883
KKR Financial CLO Ltd. (h)(i)	6.00%	12/15/24	4,900	4,839,773
Madison Park Funding IV Ltd. (h)(i)	3.87%	03/22/21	3,361	3,242,067
Pacifica CDO VI, Ltd. (h)(i)	4.03%	08/15/21	1,538	1,397,769
Sierra CLO II Ltd. (i)	3.78%	01/22/21	1,696	1,480,130
Silverado CLO II Ltd. (h)(i)	4.03%	10/16/20	2,050	1,879,090
Slater Mill Loan Fund, L.P. (h)(i)	5.77%	08/17/22	3,076	3,075,885
Symphony CLO IX, Ltd. (h)(i)	5.28%	04/16/22	5,126	4,983,336
Symphony CLO VIII, Ltd. (h)(i)	6.03%	01/09/23	2,790	2,797,535
Symphony CLO XI, Ltd. (h)(i)	5.31%	01/17/25	1,030	1,010,794
Total Structured Products				62,442,517

			Shares

Common Stocks & Other Equity Interests–2.36%

Building & Development–0.29%

Axia Acquisition Corp. (h)(k)			101	251,400
Building Materials Holding Corp. (h)(k)			512,204	1,664,663
Lake at Las Vegas Joint Venture, LLC, Class A (Acquired 07/15/10; Cost $24,140,508)(h)(k)			2,339	0
Lake at Las Vegas Joint Venture, LLC, Class B (Acquired 07/15/10; Cost $285,788)(h)(k)			28	0
Lake at Las Vegas Joint Venture, LLC, Class C Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(h)(k)			117	0
Lake at Las Vegas Joint Venture, LLC, Class D Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(h)(k)			161	0

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Shares	Value

Building & Development–(continued)

Lake at Las Vegas Joint Venture, LLC, Class E Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(h)(k)	180	$0
Lake at Las Vegas Joint Venture, LLC, Class F Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(h)(k)	202	0
Lake at Las Vegas Joint Venture, LLC, Class G Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(h)(k)	229	0
Newhall Holding Co., LLC Class A (h)(k)	235,259	550,449
Rhodes Homes (h)(k)	750,544	187,636
WCI Communities, Inc. (h)(k)	1,830	183,000
		2,837,148

Chemicals & Plastics–0.02%

Metokote Corp., Wts. expiring 11/22/23 (Acquired 12/05/11; Cost $0) (h)(k)	131	226,695

Conglomerates–0.04%

Euramax International, Inc. (h)(k)	1,870	373,960

Cosmetics & Toiletries–0.09%

Marietta Intermediate Holding Corp. (Acquired 07/13/07; Cost $2,591,511) (h)(k)	1,641,483	886,401
Marietta Intermediate Holding Corp. Wts. expiring 02/20/19 (Acquired 07/12/07; Cost $0) (h)(k)	413,194	0
		886,401

Electric Utilities–0.00%

Bicent Power, LLC Series A, Wts. expiring 08/21/22 (Acquired 08/21/12; Cost $0) (h)(k)	2,024	0
Bicent Power, LLC Series B, Wts. expiring 08/21/22 (Acquired 08/21/12; Cost $0) (h)(k)	3,283	0
		0

Financial Intermediaries–0.00%

RJO Holdings Corp. (h)(k)	2,144	21,440
RJO Holdings Corp. Class A (h)(k)	1,142	571
RJO Holdings Corp. Class B (h)(k)	3,333	1,667
		23,678

Home Furnishings–0.08%

Targus Group International, Inc. (Acquired 12/16/09; Cost $0)(h)(j)(k)	62,413	824,476

Leisure Goods, Activities & Movies–1.15%

MEGA Brands Inc. (Canada) (k)	30,040	424,486
Metro-Goldwyn-Mayer Inc. Class A (h)(k)	200,602	10,999,610
		11,424,096

Lodging & Casinos–0.29%

Twin River Worldwide Holdings, Inc., Class A (h)(k)	41,966	991,447
Twin River Worldwide Holdings, Inc., Class B (h)(k)	5,500	1,925,000
		2,916,447

Oil & Gas–0.00%

Vitruvian Exploration LLC (h)(k)	76,400	19,100

Publishing–0.39%

Affiliated Media, Inc. (h)(k)	87,369	1,223,163
Endurance Business Media, Inc. Class A (h)(k)	4,753	475
Merrill Communications LLC Class A (h)(k)	602,134	1,249,428
SuperMedia, Inc. (h)(k)	3,105	57,355
Tribune Co. Class A (h)(k)	24,258	1,376,642
		3,907,063

Radio & Television–0.01%

AR Broadcasting, LLC Wts., expiring 02/15/18 (h)(k)	213	57,577
Cumulus Media Holdings, Inc. Class A (k)	984	3,651
		61,228

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Shares	Value

Surface Transport–0.00%

Nobina Europe AB (Sweden) (h)(k)	90,358,291	$0
Total Common Stocks & Other Equity Interests		23,500,292

Preferred Stock–0.01%

Financial Intermediaries–0.01%

RTS Investor Corp. (h)(k)	649	51,263

Money Market Funds–1.13%

Liquid Assets Portfolio–Institutional Class (l)	5,605,852	5,605,852
Premier Portfolio–Institutional Class (l)	5,605,852	5,605,852
Total Money Market Funds		11,211,704
TOTAL INVESTMENTS**–133.35% (Cost $1,352,408,173)		1,325,674,232
BORROWINGS–(25.65)%		(255,000,000)
OTHER ASSETS LESS LIABILITIES–(7.70)%		(76,524,625)
NET ASSETS–100.00%		$994,149,607

Investment Abbreviations:

CDO	—	Collateralized Debt Obligation	EUR	—	Euro	PIK	—	Payment in Kind
CLO	—	Collateralized Loan Obligation	GBP	—	British Pound	SEK	—	Swedish Krona
DIP	—	Debtor-in-possession	LOC	—	Letter of Credit	Wts.	—	Warrants

Notes to Schedule of Investments:

(a)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Senior secured corporate loans and senior secured debt securities in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(b)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate interests will have an expected average life of three to five years.

(c)

Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at May 31, 2013 was $1,740,023, which represented 0.18% of the Fund’s Net Assets.

(d)	This variable rate interest will settle after May 31, 2013, at which time the interest rate will be determined.

(e)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 5.

(f)	All or a portion of this security is Payment-in-Kind.

(g)	The borrower has filed for protection in federal bankruptcy court.

(h)

Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2013 was $271,869,864, which represented 27.23% of the Fund’s Net Assets.

(i)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on May 31, 2013.

(j)

Affiliated company during the period. The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of these securities as of May 31, 2013 was $2,690,444, which represented 0.27% of the Fund’s Net Assets. See Note 4.

(k)	Non-income producing securities acquired through the restructuring of senior loans.

(l)	The money market fund and the Fund are affiliated by having the same investment adviser.

*	Principal amounts are denominated in U.S. dollars unless otherwise noted.

**	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Fund’s use of leverage.

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2013

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Variable rate senior loan interests and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry and company performance.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Invesco Dynamic Credit Opportunities Fund

A.	Security Valuations – (continued)

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from the settlement date. Facility fees received may be amortized over the life of the loan. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
E.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities

Invesco Dynamic Credit Opportunities Fund

E.	Foreign Currency Translations – (continued)

transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

F.	Foreign Currency Contracts – The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
G.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the designation of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Invesco Dynamic Credit Opportunities Fund

G.	Swap Agreements – (continued)

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

H.	Industry Concentration – To the extent that the Fund is concentrated in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.
I.	Leverage Risk – Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
J.	Bank Loan Risk Disclosures – Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
K.	Foreign Risk – The Fund may invest in senior loans to borrowers that are organized or located in countries other than the United States. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, different legal systems and laws relating to creditors’ rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity. Investments by the Fund in non-U.S. dollar denominated investments will be subject to currency risk. The Fund also may hold non-U.S. dollar denominated senior loans or other securities received as part of a reorganization or restructuring. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.
L.	Other Risks – The Fund may invest all or substantially of its assets in senior secured floating rate loans, senior secured debt securities or other securities rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in Corporate Loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a Corporate Loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Corporate Loans. As such, the

Invesco Dynamic Credit Opportunities Fund

L.	Other Risks – (continued)

Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	– Prices are determined using quoted prices in an active market for identical assets.
Level 2	– Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	– Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of May 31, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Variable Rate Senior Loan Interests	$—	$904,374,350	$86,116,536	$990,490,886
Notes	—	236,111,602	1,865,968	237,977,570
Structured Products	—	62,442,517	—	62,442,517
Equity Securities	15,176,861	17,591,249	1,995,149	34,763,259
	$15,176,861	$1,220,519,718	$89,977,653	$1,325,674,232
Foreign Currency Contracts*	—	(2,556,245)	—	(2,556,245)
Swap Agreements*	—	538,878	—	538,878
Total Investments	$15,176,861	$1,218,502,351	$89,977,653	$1,323,656,865
*	Unrealized appreciation (depreciation).

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Variable Rate Senior Loan Interests during the three months ended May 31, 2013:

	Beginning Balance, as of February 28, 2013	Purchases	Sales	Accrued discounts/ premiums	Net realized gain (loss)	Net change in unrealized appreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance, as of May 31, 2013
Variable Rate Senior Loan Interests	$68,657,390	$22,324,867	$(14,168,587)	$49,070	$147,146	$791,879	$28,205,571	$(19,890,800)	$86,116,536

The Variable Rate Senior Loan Interests determined to be level 3 at the end of the reporting period were valued utilizing quotes from a third-party vendor pricing service. Investments in Variable Rate Senior Loan Interests were transferred from Level 2 to Level 3 due to third-party vendor quotations utilizing single market quotes and was assumed to have occurred at the end of the reporting period. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

Invesco Dynamic Credit Opportunities Fund

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of May 31, 2013:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities
Credit risk
Swap agreements	$538,878	$ —
Currency risk
Foreign Currency Contracts	—	(2,556,245)

Effect of Derivative Investments for the three months ended May 31, 2013

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Swap Agreements*	Foreign Currency Contracts*
Realized Gain (Loss)
Credit risk	$(328,420)	$ —
Currency risk	—	9,480,444
Change in Unrealized Appreciation (Depreciation)
Credit risk	$(531,108)	$ —
Currency risk	—	(8,680,551)
Total	$(859,528)	$ 799,893
*	The average notional value outstanding swap agreements and foreign currency contracts during the period was $56,400,000 and $255,841,357, respectively.

Open Foreign Currency Contracts
		Contract to
Settlement Date	Counterparty	Deliver		Receive		Notional Value	Unrealized Appreciation (Depreciation)
06/28/13	State Street Bank	EUR	35,000,000	USD	44,980,950	45,496,924	$ (515,974)
06/28/13	Goldman Sachs International	EUR	35,000,000	USD	44,991,800	45,496,924	(505,124)
06/28/13	Mellon Bank N.A.	EUR	72,000,000	USD	92,588,400	93,593,672	(1,005,272)
06/28/13	JPMorgan Chase Bank N.A.	EUR	33,000,000	USD	42,417,309	42,897,100	(479,791)
06/28/13	State Street Bank	GBP	38,500,000	USD	58,513,455	58,487,320	26,135
06/28/13	Mellon Bank N.A.	SEK	72,500,000	USD	10,863,702	10,939,920	(76,219)
Total open foreign currency contracts							$ (2,556,245)

Currency Abbreviations:

EUR — Euro	SEK — Swedish Krona

GBP — British Pound Sterling	USD — U.S. Dollar

Invesco Dynamic Credit Opportunities Fund

Open Credit Default Swap Agreements

Counterparty	Reference Entity	Buy/Sell Protection	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread (a)	Notional Value	Upfront Payments	Unrealized Appreciation

UBS	CDX.NAHY.10	Sell	5.00%	06/20/13	0.97%	$16,600,000	$1,078,000	$202,663
Goldman Sachs International	LCDX.NA.10	Sell	3.25	06/20/13	0.30	39,600,000	4,996,300	336,215
Total Credit Default Swap Agreements						$56,200,000	$6,074,300	$538,878
(a)	Implied credit spreads represent the current level as of May 31, 2013 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

NOTE 4 — Investments in Other Affiliates

The Investment Company Act of 1940, as amended (the “1940 Act”), defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the three months ended May 31, 2013.

	Value 02/28/13	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value 05/31/13	Interest/Dividend Income
Targus International Inc. - Note	$1,865,968	$—	$—	$—	$—	$1,865,968	$47,686
Targus International Inc. - Common Shares	824,476	—	—	—	—	824,476	—
Total	$2,690,444	$—	$—	$—	$—	$2,690,444	$47,686

NOTE 5 — Unfunded Loan Commitments

Pursuant to the terms of certain Senior Loan agreements, the Fund held the following unfunded loan commitments as of May 31, 2013. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve.

Borrower	Type	Principal Amount*		Value
AMF Bowling Worldwide, Inc.	Delayed Draw Term Loan		$60,000	$59,700
Axia Acquisition Corp.	Revolver Loan		348,226	329,074
Boyd Gaming Corp.	Class A Revolver Loan		736,665	724,695
David’s Bridal, Inc.	Revolver Loan		1,848,394	1,737,860
Delta Air Lines, Inc.	Revolver Loan		7,019,463	6,694,813
Lake at Las Vegas Joint Venture, LLC	Revolver Loan		26,032	9,892
Lavena Holding 4 GmbH	Revolver Loan	EUR	1,145,833	1,454,864
Reynolds Group Holdings Inc.	Revolver Loan		5,104,215	5,101,025
Surgical Care Affiliates, Inc.	Extended Revolver Loan		6,250,000	5,875,000
Tyrol Acquisitions	Revolver Loan	EUR	1,800,000	2,123,141
Vitalia Holdco S.a.r.l.	Revolver Loan	EUR	1,000,000	1,273,657
West Corp.	Revolver Loan		2,426,942	2,184,247
				$27,567,968
*	Principal amounts are denominated in U.S. Dollars unless otherwise noted.

Currency Abbreviations:

EUR — Euro

Invesco Dynamic Credit Opportunities Fund

NOTE 6 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended May 31, 2013 was $549,455,314 and $510,007,057, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$43,356,772
Aggregate unrealized (depreciation) of investment securities	(84,453,714)
Net unrealized appreciation (depreciation) of investment securities	$(41,096,942)
Cost of investments for tax purposes is $1,366,771,174.

NOTE 7 — Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

At the three months ended May 31, 2013, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

Selling Participant	Principal Amount (000’s omitted)	Value (000’s omitted)
Merrill Lynch Capital	$202,111	$238,395

Invesco Dynamic Credit Opportunities Fund

Item 2. Controls and Procedures.

(a)	As of May 23, 2013, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of May 23, 2013, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco Dynamic Credit Opportunities Fund

By:	/s/ Colin Meadows
Colin Meadows Principal Executive Officer

Date:	July 30, 2013

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows
Colin Meadows Principal Executive Officer

Date:	July 30, 2013

By:	/s/ Sheri Morris
Sheri Morris Principal Financial Officer

Date:	July 30, 2013

EXHIBIT INDEX

Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.